                                                                   EXHIBIT 10.16

                              EMPIRE RESORTS, INC.

                          SECURITIES PURCHASE AGREEMENT

            This Securities Purchase Agreement (this "AGREEMENT") is dated as of
January 26,  2004,  among Empire  Resorts,  Inc.,  a Delaware  corporation  (the
"COMPANY"),  and the purchasers identified on the signature pages hereto (each a
"PURCHASER" and collectively the "PURCHASERS"); and

            WHEREAS,  subject  to the  terms  and  conditions  set forth in this
Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506  promulgated  thereunder,  the Company desires to issue and sell to the  Purchasers,  and each  Purchaser,  severally  and not  jointly,  desires to purchase from the Company in the  aggregate,  $30,375,000 of Common Stock on the
Closing Date.

            NOW,  THEREFORE,  IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

                                   ARTICLE I.
                                   DEFINITIONS

            1.1 DEFINITIONS.  In addition to the terms defined elsewhere in this
Agreement,  for all purposes of this  Agreement,  the  following  terms have the meanings indicated in this Section 1.1:

               "ACTION" shall have the meaning  ascribed to such term in Section
            3.1(j).

               "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144.

               "BUSINESS DAY" means any day except Saturday,  Sunday and any day which  shall be a federal  legal  holiday or a day on which  banking institutions  in the State of New York are authorized or required by law or other governmental action to close.

               "CLOSING"  means  the  closing  of the  purchase  and sale of the
            Common Stock pursuant to Section 2.1.

               "CLOSING DATE" means the date of the Closing,  which shall be the date hereof.

               "COMMISSION" means the Securities and Exchange Commission.

               "COMMON  STOCK" means the common stock of the Company,  $0.01 par value per share, and any securities into which such common stock may hereafter be reclassified.

               "COMMON STOCK EQUIVALENTS" means any securities of the Company or the  Subsidiaries  which would entitle the holder thereof to acquire at any time Common Stock,  including without  limitation,  any debt,

            preferred stock, rights, options,  warrants or other instrument that is at any time  convertible  into or exchangeable  for, or otherwise entitles the holder thereof to receive, Common Stock.

               "COMPANY  COUNSEL"  means  Olshan  Grundman  Frome  Rosenzweig  &
            Wolosky LLP, counsel to the Company.

               "DISCLOSURE  SCHEDULES" means the Disclosure  Schedules  attached hereto.

               "EFFECTIVE DATE" means the date that the  Registration  Statement is first declared effective by the Commission.

               "EXCHANGE  ACT" means the  Securities  Exchange  Act of 1934,  as amended.

               "INTELLECTUAL PROPERTY RIGHTS" shall have the meaning ascribed to such term in Section 3.1(o).

               "LIENS" means a lien,  charge,  security  interest,  encumbrance, right of first refusal or other restriction.

               "MATERIAL ADVERSE EFFECT" shall have the meaning ascribed to such term in Section 3.1(b).

               "MATERIAL  PERMITS" shall have the meaning  ascribed to such term in Section 3.1(m).

               "PER SHARE  PURCHASE  PRICE" equals $7.50,  subject to adjustment for  reverse  and  forward  stock  splits,  stock  dividends,  stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

               "PERSON" means an individual or corporation,  partnership, trust, incorporated or unincorporated  association,  joint venture, limited liability company, joint stock company,  government (or an agency or subdivision thereof) or other entity of any kind.

               "REGISTRATION  STATEMENT" means a registration  statement meeting the requirements set forth in the Registration  Rights Agreement and covering the resale by the Purchasers of the Shares.

               "REGISTRATION  RIGHTS  AGREEMENT" means the  Registration  Rights
            Agreement, dated as of the date of this Agreement, among the Company and each Purchaser, in the form of Exhibit A hereto.

               "RULE 144" means Rule 144 promulgated by the Commission  pursuant to the  Securities  Act,  as such Rule may be  amended  from time to time,  or any similar rule or  regulation  hereafter  adopted by the
            Commission having substantially the same effect as such Rule.

               "SEC  REPORTS"  shall have the  meaning  ascribed to such term in
            Section 3.1(h).

               "SECURITIES" means the Shares.

               "SECURITIES ACT" means the Securities Act of 1933, as amended.

               "SHARES"  means the shares of Common  Stock issued or issuable to each Purchaser pursuant to this Agreement.

               "SUBSCRIPTION  AMOUNT" means, as to each  Purchaser,  the amounts set forth below such  Purchaser's  signature  block on the signature page hereto,  in United States dollars and in immediately  available funds.

               "SUBSIDIARY"  means any  "significant  subsidiary"  as defined in
            Rule 1-02(w) of Regulation S-X  promulgated by the Commission  under the Exchange Act.

               "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market,  or (ii) if the Common Stock is not listed on a
            Trading  Market,  a day on which the  Common  Stock is traded on the over-the-counter  market,  as reported by the OTC Bulletin Board, or
            (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the  Common  Stock is  quoted  in the  over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar  organization  or agency  succeeding  its  functions  of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i),  (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

               "TRADING  MARKET"  means the  following  markets or  exchanges on which the Common  Stock is listed or quoted for  trading on the date in  question:  the  American  Stock  Exchange,  the New  York  Stock
            Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

               "TRANSACTION DOCUMENTS" means this Agreement and the Registration
            Rights  Agreement and any other documents or agreements  executed in connection with the transactions contemplated hereunder.

                                  ARTICLE II.
                                PURCHASE AND SALE

            2.1 CLOSING.  Subject to the terms and  conditions set forth in this
Agreement,  at the Closing,  the Purchasers  shall  purchase,  severally and not jointly,  and the Company  shall  issue and sell,  in the  aggregate,  4,050,000 shares of Common  Stock,  with each such share being  purchased at the Per Share
Purchase Price. Each Purchaser shall purchase from the Company,  and the Company shall  issue  and sell to each  Purchaser,  a  number  of  Shares  equal to such
Purchaser's  Subscription  Amount  divided  by the Per Share  Purchase  Price as determined  pursuant  to  Section  2.2(a).  As  soon  as  practicable  following satisfaction  of the  conditions  set forth in Section  2.2 and  Article VI, the
Closing  shall  occur at the  offices  of  Mayer,  Brown,  Rowe & Maw LLP,  1675
Broadway,  New York, New York 10019, or such other location as the parties shall mutually agree.

            2.2 CLOSING DELIVERIES.

                (a) At the  Closing  the  Company  shall  deliver or cause to be delivered to each Purchaser the following:

                    (i) this Agreement duly executed by the Company;

                    (ii) a  certificate  evidencing  a number of Shares equal to such  Purchaser's  Subscription  Amount  divided  by the  Per  Share
            Purchase Price, registered in the name of such Purchaser;

                    (iii) the Registration Rights Agreement duly executed by the
            Company; and

                    (iv) the legal  opinion(s) of Company  Counsel,  executed by such counsel and delivered to the Purchasers,  in form and substance reasonably satisfactory to all Purchasers.

                 (b) At the Closing each Purchaser  shall deliver or cause to be delivered to the Company the following:

                    (i) this Agreement duly executed by such Purchaser;

                    (ii) such Purchaser's Subscription Amount as to such Closing by  wire  transfer  to the  account  designated  in  writing  by the
            Company;

                    (iii) the  Registration  Rights  Agreement  duly executed by such Purchaser; and

                    (iv) completed Investor Questionnaires, in the form attached as Exhibit B hereto, duly executed by such Purchaser.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

            7.4  REPRESENTATIONS  AND  WARRANTIES OF THE COMPANY.  Except as set
forth in the SEC Reports or under the  corresponding  section of the  Disclosure
Schedules  delivered   concurrently  herewith,  the  Company  hereby  makes  the
following  representations  and  warranties  as of the date hereof and as of the
Closing Date to each Purchaser:

                 (a) SUBSIDIARIES. The Company owns, directly or indirectly, all of the  capital  stock  of each  Subsidiary  free and  clear of any  lien, charge,  security interest,  encumbrance,  right of first refusal or other restriction  (collectively,  "Liens"),  and all the issued and outstanding shares of capital  stock of each  Subsidiary  are  validly  issued and are fully paid, non-assessable and free of preemptive and similar rights.

                 (b)  ORGANIZATION  AND  QUALIFICATION.  Each of the Company and
      each  Subsidiary is an entity duly  incorporated  or otherwise  organized, validly  existing and in good standing under the laws of the  jurisdiction of its  incorporation or organization (as applicable),  with the requisite power and authority to own and use its  properties and assets and to carry on its  business  as  currently  conducted.  Neither  the  Company nor any
      Subsidiary  is in violation  of any of the  provisions  of its  respective certificate or articles of incorporation,  bylaws or other  organizational or charter  documents.  Each of the Company and the  Subsidiaries  is duly qualified  or licensed to conduct  business  and is in good  standing as a foreign  corporation  or other  entity in each  jurisdiction  in which the nature  of the  business  conducted  or  property  owned by it makes  such qualification necessary, except where the failure to be so qualified or in good  standing,  as the  case may be,  would  not  have or  reasonably  be expected  to  result in (i) a  material  adverse  effect on the  legality, validity or  enforceability of any Transaction  Document,  (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries,  taken as a whole, or (iii)
      adversely impair the Company's  ability to perform in any material respect on a timely basis its obligations  under any Transaction  Document (any of
      (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

                 (c) AUTHORIZATION;  ENFORCEMENT.  The Company has the requisite corporate  power  and  authority  to  execute  and  deliver  each  of  the
      Transaction documents and to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is party and otherwise  to carry out its  obligations  thereunder.  The  execution  and delivery of each of the  Transaction  Documents  to which it is a party by the Company and the  consummation by it of the  transactions  contemplated thereby have been duly  authorized by all necessary  action on the part of the  Company  and no  further  action is  required  by the  Company or its stockholders in connection therewith.  Each Transaction Document including this Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof,  will constitute  the valid and binding  obligation  of the Company  enforceable against the Company in accordance  with its terms except (i) as limited by applicable bankruptcy,  insolvency,  reorganization,  moratorium and other laws of general  application  affecting  enforcement of creditors'  rights generally  and (ii) as limited by laws  relating  to the  availability  of specific performance, injunctive relief or other equitable remedies.

                 (d) NO CONFLICTS.  The execution,  delivery and  performance of the  Transaction  Documents  to which it is a party by the Company and the consummation by the Company of the  transactions  contemplated  thereby do not and  will  not (i)  conflict  with or  violate  any  provision  of the
      Company's or any  Subsidiary's  certificate or articles of  incorporation, bylaws or other  organizational  or charter  documents,  or (ii)  conflict with,  or  constitute  a default (or an event that with notice or lapse of time or both would become a default)  under,  or give to others any rights of termination,  amendment,  acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other  understanding  to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any  Subsidiary  is bound or  affected,  or (iii)  conflict  with,  or result in or  constitute  any violation of, any award, decision,  judgment,  decree,  injunction,  writ, order,  subpoena,  ruling,  verdict or arbitration award entered,  issued, made or rendered by any federal, state, local or foreign government or any other Governmental Entity (each an "ORDER"), or any Law, applicable to the
      Company  or any  of  its  subsidiaries,  or to  any  of  their  respective properties or assets, or to any Securities;  (a) result in the creation or imposition  of (or the  obligation to create or impose) any Lien on any of the properties or assets of the Company or any of its subsidiaries,  or on any of the  Securities;  or (b) conflict  with, or result in or constitute any violation of, or result in the  termination,  suspension or revocation
      of,  any   Authorization   applicable   to  the  Company  or  any  of  its
      subsidiaries,  or to any of their respective  properties or assets,  or to any of the Securities,  or result in any other impairment of the rights of the  holder  of any  such  Authorization;  except  in the  case of each of clauses  (ii)  and  (iii),  such  as  would  not,  individually  or in the aggregate,  have or reasonably be expected to result in a Material Adverse
      Effect.

                 (e) FILINGS,  CONSENTS AND APPROVALS.  Assuming the accuracy of the  representation  of each Purchaser set forth in Section 3.2 hereof, no registration  (including any  registration  under the  Securities  Act) or filing with, or any notification to, or any approval, permission, consent,
      ratification,  waiver,  authorization,   order,  finding  of  suitability,
      permit, license, franchise, exemption, certification or similar instrument or document (each,  an  "AUTHORIZATION")  of or from, any court,  arbitral tribunal, arbitrator, administrative or regulatory agency or commission or other  governmental  or regulatory  authority,  agency or governing  body, domestic or foreign,  including  without  limitation  any Indian  tribe or gaming  commission,  authority  or control  board (each,  a  "GOVERNMENTAL
      ENTITY"), or any other person, or under any statute, law, ordinance, rule, regulation or agency  requirement of any  Governmental  Entity,  including without limitation any gaming regulation or regulatory  requirement (each, a  "LAW"),  on the  part  of the  Company  or any of its  subsidiaries  is required in  connection  with the  execution or delivery by the Company of the  Transaction  Documents  or  the  performance  by the  Company  of its obligations  under each of the Transaction  Documents  except as would not have  a  material  effect  on  the  Company  or  its  performance  of  its obligations under the Transaction Documents.

                 (f) ISSUANCE OF THE  SECURITIES.  The Securities have been duly
      authorized   and,  when  issued  and  paid  for  in  accordance  with  the
      Transaction  Documents,  will be duly and validly  issued,  fully paid and nonassessable,  free and clear of all Liens,  except for such restrictions on transfer or ownership imposed by applicable federal or state securities laws or  applicable  gaming laws.  The Company has reserved  from its duly authorized  capital  stock the  maximum  number of shares of Common  Stock issuable pursuant to this Agreement.

                 (g)  CAPITALIZATION.  As of the  date  hereof,  the  authorized capital  stock of the Company  consists of 80,000,000  shares,  75,000,000 shares of which are common stock,  $0.01 par value per share and 5,000,000 shares of which are  preferred  stock,  $0.01 par value per  share.  As of
      January 12, 2004,  after giving effect to the  consolidation  described in the Form S-4/A filed by the Company  with the  Commission  on December 18,
      2003, there were 21,912,868  shares of common stock issued and outstanding and 1,774,954 shares of preferred stock issued and outstanding. Other than as contemplated in this Agreement,  the Company has not issued any capital stock since the filing of the Form S-4/A on  December  18, 2003 other than pursuant to the exercise of employee  stock  options  under the  Company's stock  option  plans,  the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents.  No Person has any right of first refusal,  preemptive right, right of participation, or any similar right to participate in the  transactions  contemplated  by the  Transaction  Documents.  Except as disclosed in SECTION 3.1(g) of the
      Disclosure Schedule,  there are no outstanding options,  warrants,  script rights to subscribe to, calls or commitments  of any character  whatsoever relating to, or  securities,  rights or  obligations  convertible  into or exchangeable  for,  or giving  any Person  any right to  subscribe  for or

      acquire,   any  shares  of  Common  Stock,   or  contracts,   commitments,
      understandings  or  arrangements by which the Company or any Subsidiary is or may  become  bound to issue  additional  shares  of  Common  Stock,  or securities or rights  convertible  or  exchangeable  into shares of Common
      Stock;  provided,  however,  that  the  Company  will  issue  warrants  to
      Jefferies & Company,  Inc as of the Closing  Date as  contemplated  in the immediately following sentence.  The issue and sale of the Securities will not  obligate  the  Company  to  issue  shares  of  Common  Stock or other securities  to any Person  (other  than the shares of Common  Stock  being issued to the Purchasers  hereunder and warrants  exercisable  for 250,000 shares of Common  Stock,  at an exercise  price of $7.50 per share,  to be issued as of the Closing to Jefferies & Company, Inc.) and will not result in a right of any holder of  Company  securities  to adjust the  exercise, conversion, exchange or reset price under such securities.

                 (h) SEC REPORTS;  FINANCIAL  STATEMENTS.  The Company has filed all reports  required to be filed by it under the  Securities  Act and the
      Exchange Act,  including  pursuant to Section 13(a) or 15(d) thereof,  for the two years  preceding  the date hereof (or such  shorter  period as the
      Company  was  required  by law  to  file  such  material)  (the  foregoing materials,  including the exhibits thereto, being collectively referred to herein as the "SEC REPORTS" and, together with the Disclosure Schedules to this  Agreement,  the  "DISCLOSURE  MATERIALS")  on a timely  basis or has timely  filed a valid  extension  of such time of filing and has filed any such SEC  Reports  prior to the  expiration  of any  such  extension.  The
      Company has informed each Purchaser prior to the date hereof of any filing by the Company of any SEC Reports  within the 10 days  preceding  the date hereof.  As of their  respective  dates,  the SEC Reports  complied in all material  respects with the  requirements  of the  Securities  Act and the
      Exchange Act and the rules and  regulations of the Commission  promulgated thereunder,  and none of the SEC Reports, when filed, contained any untrue statement of a material  fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances  under which they were made, not misleading.
      The financial statements of the Company included in the SEC Reports comply in all material respects with applicable  accounting  requirements and the rules and  regulations of the Commission with respect thereto as in effect at the time of filing.  Such  financial  statements  have been prepared in accordance  with generally  accepted  accounting  principles  applied on a consistent  basis during the periods involved  ("GAAP"),  except as may be otherwise specified in such financial  statements or the notes thereto and except that unaudited  financial  statements may not contain all footnotes required  by  GAAP,  and  fairly  present  in all  material  respects  the financial position of the Company and its consolidated  subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited  statements,  to normal, immaterial, year-end audit adjustments.

                 (i)  MATERIAL  CHANGES.  Since the date of the  latest  audited financial statements included within the SEC Reports,  except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could  reasonably be expected to result in a Material
      Adverse  Effect,  (ii)  the  Company  has  not  incurred  any  liabilities
      (contingent  or  otherwise)  other  than (A) trade  payables  and  accrued expenses incurred in the ordinary course of business  consistent with past practice and (B) liabilities that would not be required to be reflected in the Company's  financial  statements pursuant to GAAP or that would not be required to be disclosed in filings  made with the  Commission,  (iii) the
      Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem  any shares of its  capital  stock and (v) the  Company  has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission  any request for  confidential  treatment of information.

                 (j) LITIGATION.  Except as disclosed in the SEC Reports,  there are no actions,  suits,  inquiries,  notices of violation,  proceedings or investigations  pending or, to the  knowledge of the  Company,  threatened against  or  affecting  the  Company,  any  Subsidiary  or  any  of  their respective properties before or by any court, arbitrator,  governmental or administrative  agency or regulatory  authority (federal,  state,  county, local or foreign) (collectively,  an "ACTION") which (i) adversely affects or  challenges  the  legality,  validity or  enforceability  of any of the
      Transaction  Documents or the  Securities or (ii) could,  if there were an unfavorable  decision,  have or  reasonably  be  expected  to  result in a
      Material Adverse Effect.  Neither the Company nor any Subsidiary,  nor any
      director  or  officer  thereof,  is or has been the  subject of any Action involving a claim of  violation  of or  liability  under  federal or state securities  laws or a claim of breach  of  fiduciary  duty.  There has not been,  and to the  knowledge  of the  Company,  there  is not  pending  or contemplated, any investigation by the Commission involving the Company or any current or former  director or officer of the Company.  The Commission has not issued any stop order or other order suspending the  effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                 (k) LABOR  RELATIONS.  No material  labor dispute exists or, to the  knowledge  of the  Company,  is imminent  with  respect to any of the employees of the Company which could reasonably be expected to result in a
      Material Adverse Effect.

                 (l)  COMPLIANCE.  Neither the Company nor any Subsidiary (i) is
      in default  under or in violation  of (and no event has occurred  that has not been waived that,  with notice or lapse of time or both,  could result in a default by the Company or any Subsidiary  under), nor has the Company or any Subsidiary  received  notice of a claim that it is in default under or that it is in violation of, any  agreement,  credit  facility,  debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other  understanding  to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any  Subsidiary  is bound or affected  (whether or not such default or violation  has been  waived),
      (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) to the Company's knowledge,  is or has been in violation of any statute, rule or regulation of any governmental  authority,  including without limitation all foreign,  federal, state and local laws relating to taxes,  environmental protection,  occupational health and safety, product quality  and safety and  employment,  labor  matters  and gaming  matters, except in each case as would not,  individually or in the aggregate,  have or  reasonably  be expected to result in a Material  Adverse  Effect.  The
      Company  is  in  compliance  with  the  applicable   requirements  of  the
      Sarbanes-Oxley  Act of  2002  and the  rules  and  regulations  thereunder promulgated by the Commission,  except where such noncompliance  would not have or reasonably be expected to result in a Material Adverse Effect.

                 (m)  REGULATORY  PERMITS.  The  Company  and  the  Subsidiaries
      possess  all  certificates,  authorizations  and  permits  issued  by  the appropriate  federal,  state,  local  or  foreign  regulatory  authorities necessary to conduct their  respective  businesses as described in the SEC
      Reports,  except where the failure to possess such permits  would not have or  reasonably  be  expected  to  result  in  a  Material  Adverse  Effect
      ("MATERIAL  PERMITS"),  and neither the  Company  nor any  Subsidiary  has
      received  any  notice  of  proceedings   relating  to  the  revocation  or
      modification of any Material Permit.

                 (n) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their  respective  businesses and good and marketable title in all  personal  property  owned  by  them  that  is  material  to  their respective  businesses,  in each case free and clear of all Liens,  except for Liens as do not materially  affect the value of such property,  do not materially  interfere  with the use made and  proposed  to be made of such property by the Company and the Subsidiaries and, in each case, would not, individually or in the aggregate, reasonably be expected to have or result in a  Material  Adverse  Effect.  To the  Company's  knowledge,  any  real
      property  and  facilities   held  under  lease  by  the  Company  and  the
      Subsidiaries  are held by them under  valid,  subsisting  and  enforceable leases of which the Company and the Subsidiaries are in compliance except, in each case, as would not  reasonably be expected to result in a Material
      Adverse Effect.

                 (o) PATENTS AND  TRADEMARKS.  The Company and the  Subsidiaries
      own (and are the record owner of) or possess adequate licenses to use, all patents, patent applications,  trademarks, trademark applications, service
      marks,  trade  names,  copyrights,   licenses,  confidential  information,
      technology  and  other  similar   rights  (and  all  goodwill   associated
      therewith)  that are necessary or that are used in  connection  with their respective  businesses  as  described  in the SEC  Reports  and  which the failure to so own or have would, individually or in the aggregate, have or
      reasonably   be   expected  to  result  in  a  Material   Adverse   Effect
      (collectively,  the "INTELLECTUAL  PROPERTY RIGHTS").  Neither the Company
      nor  any  Subsidiary  has  received  a  written  notice  that  any  of the
      Intellectual  Property Rights violates or infringes upon or conflicts with the rights of any Person.  Except as set forth in the SEC  Reports,  or as would not reasonably be expected to result in a Material  Adverse  Effect, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                 (p) INSURANCE.  The Company and the Subsidiaries are insured by insurers of recognized  financial  responsibility  against such losses and risks and in such amounts as are prudent and  customary in the  businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any  Subsidiary  has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain  similar  coverage from similar  insurers as may be necessary to continue its business without a significant increase in cost.

                 (q) TRANSACTIONS  WITH AFFILIATES AND EMPLOYEES.  Except as set
      forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary
      (other than for services as employees, officers and directors),  including any contract,  agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer,  director or such employee or, to the knowledge of the Company,  any entity in which any officer,  director, or any such employee has a substantial interest or is an officer,  director,  trustee or  partner,  in each case in excess of
      $60,000  other  than (a) for  payment  of  salary or  consulting  fees for services  rendered,  (b)  reimbursement for expenses incurred on behalf of the Company and (c) for other employee  benefits,  including  stock option agreements under any stock option plan of the Company.

                 (r) INTERNAL ACCOUNTING  CONTROLS.  The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide  reasonable  assurance  that (i)  transactions  are executed in accordance  with  management's  general or specific  authorizations,  (ii)
      transactions are recorded as necessary to permit  preparation of financial statements in conformity  with GAAP and to maintain asset  accountability,
      (iii) access to assets is permitted only in accordance  with  management's general or specific  authorization,  and (iv) the recorded  accountability for assets is compared with the existing  assets at  reasonable  intervals and  appropriate  action is taken  with  respect to any  differences.  The
      Company has established  disclosure controls and procedures (as defined in
      Exchange Act Rules  13a-14 and 15d-14) for the Company and  designed  such disclosure  controls and  procedures to ensure that  material  information relating to the Company, including its subsidiaries,  is made known to the certifying  officers by others within those entities,  particularly during the period in which the  Company's  Form 10-K or 10-Q, as the case may be, is being prepared.  The Company's  certifying  officers have evaluated the effectiveness of the Company's controls and procedures as of a date within
      90 days prior to the filing  date of the Form 10-Q for the  quarter  ended
      September  30,  2003 (such  date,  the  "EVALUATION  DATE").  The  Company presented  in  its  most  recently  filed  Form  10-K  or  Form  10-Q  the conclusions of the  certifying  officers  about the  effectiveness  of the disclosure  controls and procedures  based on their  evaluations as of the
      Evaluation Date. Since the Evaluation Date, there have been no significant changes in the  Company's  internal  controls  (as such term is defined in
      Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge,  in other factors that could significantly affect the Company's internal controls.

                 (s) SOLVENCY.  Based on the financial  condition of the Company as of  the  Closing  Date  (and  assuming  that  the  Closing  shall  have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the  Company's
      existing  debts  and  other   liabilities   (including   known  contingent
      liabilities) as they mature;  (ii) the Company's  assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now  conducted  and as  proposed  to be  conducted  including  its capital needs taking into account the particular  capital  requirements of the business conducted by the Company,  and projected capital requirements and capital  availability  thereof; and (iii) the current cash flow of the
      Company,  together with the proceeds the Company would receive, were it to liquidate  all of its assets,  after taking into  account all  anticipated uses of the cash,  would be sufficient to pay all amounts on or in respect of its debt when such  amounts are  required to be paid.  The Company does not intend to incur  debts  beyond  its  ability to pay such debts as they

                                       10

      mature  (taking  into account the timing and amounts of cash to be payable on or in respect of its debt).

                 (t) CERTAIN FEES.  Other than fees paid to Jefferies & Company,
      Inc., no brokerage or finder's fees or commissions  are or will be payable by the Company to any broker,  financial  advisor or  consultant,  finder, placement agent,  investment banker,  bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation  with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type  contemplated  in this
      Section that may be due in connection with the  transactions  contemplated by this Agreement.

                 (u) CERTAIN REGISTRATION MATTERS.  Assuming the accuracy of the
      Purchasers'   representations   and   warranties   set  forth  in  Section
      3.2(b)-(e),  no registration  under the Securities Act is required for the offer and sale of the Shares by the  Company to the  Purchasers  under the
      Transaction  Documents.  The Company is eligible to register the resale of its Common Stock for resale by the Purchasers  under Form S-3  promulgated under the Securities Act.

                 (v) REGISTRATION  RIGHTS.  No Person has any right to cause the
      Company  to  effect  the  registration  under  the  Securities  Act of any securities of the Company.

                 (w) LISTING AND MAINTENANCE  REQUIREMENTS.  Except as specified in the SEC  Reports,  the  Company  has  not,  in the  twenty-four  months preceding  the date  hereof,  received  notice from any Trading  Market on which the Common  Stock is or has been listed or quoted to the effect that the  Company  is  not  in  compliance  with  the  listing  or  maintenance requirements of such Trading Market.  The Company is, and has no reason to believe  that it will not in the  foreseeable  future  continue  to be, in compliance with all such listing and maintenance requirements. The Company is in  compliance  with  the  listing  and  maintenance  requirements  for continued listing of the Common Stock on the Nasdaq National Market.

                 (x)  INVESTMENT  COMPANY.  The Company is not, and after giving effect  to the  sale  of the  Securities  and the  application  of the net proceeds  therefrom,  will not be,  an  "investment  company"  within  the meaning of the Investment Company Act of 1940, as amended, or an Affiliate of an "investment company."

                 (y)  APPLICATION OF TAKEOVER  PROTECTIONS.  The Company and its
      Board of Directors  have taken all necessary  action,  if any, in order to render inapplicable any control share acquisition,  business  combination, poison pill (including any distribution under a rights agreement) or other
      similar  anti-takeover   provision  under  the  Company's  Certificate  of
      Incorporation  (or similar charter  documents) or the laws of its state of incorporation  or any agreement to which the Company is a party that is or could become  applicable to the  Purchasers as a result of the  Purchasers and the Company  fulfilling  their  obligations or exercising their rights
      under  the  Transaction   Documents,   including  without  limitation  the
      Company's issuance of the Securities and the Purchasers'  ownership of the
      Securities.

                                       11

                 (z) NO  ADDITIONAL  AGREEMENTS.  The Company  does not have any agreement  or  understanding  with  any  Purchaser  with  respect  to  the transactions  contemplated  by the  Transaction  Documents  other  than as specified in this Agreement.

                 (aa) DISCLOSURE. The Company confirms that, neither the Company nor  any  other  Person  acting  on its  behalf  has  provided  any of the
      Purchasers  or  their  agents  or  counsel  with  any   information   that
      constitutes or might  constitute  material,  non-public  information.  The
      Company  understands  and confirms  that the  Purchasers  will rely on the foregoing  representations  and  covenants  in effecting  transactions  in securities  of the  Company.  All  disclosure  provided to the  Purchasers regarding  the Company,  its business  and the  transactions  contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the  Company  are true and  correct and do not contain any untrue  statement of a material  fact or omit to state any  material  fact necessary in order to make the  statements  made therein,  in light of the circumstances under which they were made, not misleading.

                 (bb)  REGULATION  D. None of the Company or any  affiliate  (as defined  in Rule  501(b)  of  Regulation  D  ("REGULATION  D")  under  the
      Securities  Act)  of the  Company  has  directly,  or  through  any  agent
      (provided that no representation is made as to the Agent or its affiliates or any person acting on its behalf), (a) sold, offered for sale, solicited offers to buy or  otherwise  negotiated  in  respect of any  security  (as defined in the  Securities  Act) which is or will be  integrated  with the sale of the Securities in a manner that would require the  registration of the  Securities  under the  Securities  Act or; (b) engaged in or used any form of general solicitation or general advertising (within the meaning of
      Regulation D) in  connection  with the sale of the  Securities,  including articles,  notices or other  communications  published  in any  newspaper, magazine or similar medium or broadcast over  television or radio,  or any seminar or  meeting  whose  attendees  have been  invited  by any  general solicitation or general advertising.

                 (cc)  CLOSING  OF  MERGER.  The  Company  has  consummated  its acquisition of Monticello  Raceway  Management,  Inc.,  Monticello  Casino
      Management,  LLC, Monticello Raceway Development  Company,  LLC and Mohawk
      Management,  LLC, on the terms and conditions described in Amendment No. 4 to Form S-4, as filed by the Company with the  Commission  on December 18,
      2003.

            3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser
hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

                 (a) ORGANIZATION;  AUTHORITY.  Such Purchaser is an entity duly organized,  validly  existing and in good  standing  under the laws of the
      jurisdiction  of  its  organization   with  the  requisite   corporate  or
      partnership  power  and  authority  to enter  into and to  consummate  the transactions  contemplated  by the  applicable  Transaction  Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this
      Agreement has been duly authorized by all necessary  corporate or, if such
      Purchaser  is  not a  corporation,  such  partnership,  limited  liability company or other  applicable  like action,  on the part of such Purchaser.
      Each of this Agreement and the Registration Rights Agreement has been duly

                                       12

      executed  by such  Purchaser,  and when  delivered  by such  Purchaser  in accordance  with  terms  hereof,  will  constitute  the valid and  legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                 (b)  INVESTMENT   INTENT.   Such  Purchaser  is  acquiring  the
      Securities as principal for its own account for  investment  purposes only and not with a view to or for distributing or reselling such Securities or any part thereof,  without prejudice,  however, to such Purchaser's right, subject  to the  provisions  of this  Agreement,  at all  times to sell or otherwise  dispose of all or any part of such  Securities  pursuant  to an effective  registration  statement  under the  Securities  Act or under an
      exemption  from  such   registration  and  otherwise  in  compliance  with
      applicable  federal and state securities laws.  Subject to the immediately
      preceding   sentence,   nothing   contained   herein  shall  be  deemed  a
      representation  or warranty by such  Purchaser to hold the  Securities for any period of time.  Such Purchaser is acquiring the Securities  hereunder in the ordinary  course of its business.  Such Purchaser does not have any agreement or  understanding,  directly or  indirectly,  with any Person to distribute any of the Securities.

                 (c) PURCHASER  STATUS.  At the time such  Purchaser was offered the  Securities,  it was,  and at the  date  hereof  it is an  "accredited investor"  as  defined  in Rule  501(a)  under the  Securities  Act.  Such
      Purchaser  is not  required  to be  registered  as a  broker-dealer  under
      Section 15 of the Exchange Act.

                 (d) EXPERIENCE OF SUCH PURCHASER. Such Purchaser,  either alone or together with its representatives,  has such knowledge,  sophistication and  experience in business and  financial  matters so as to be capable of evaluating  the  merits  and risks of the  prospective  investment  in the
      Securities,  and has so evaluated the merits and risks of such investment.
      Such  Purchaser is able to bear the economic  risk of an investment in the
      Securities  and, at the present time, is able to afford a complete loss of such investment.

                 (e) GENERAL SOLICITATION.  Such Purchaser is not purchasing the
      Securities  as a result  of any  advertisement,  article,  notice or other
      communication   regarding  the  Securities  published  in  any  newspaper, magazine  or  similar  media  or  broadcast  over  television  or radio or presented  at any  seminar or any other  general  solicitation  or general advertisement.

                 (f) REGISTRATION REQUIRED. Such Purchaser hereby covenants with the Company not to make any sale of the Shares without  complying with the provisions hereof and of the Registration  Rights  Agreement,  and without
      effectively  causing  the  prospectus   delivery   requirement  under  the
      Securities  Act to be  satisfied  (unless  such  Purchaser is selling such
      Shares  in  a  transaction   not  subject  to  the   prospectus   delivery
      requirement),  and  such  Purchaser  acknowledges  that  the  certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith.

                 (g) ACCESS TO INFORMATION.  Such Purchaser acknowledges that it has  reviewed  the  Disclosure  Materials  and has been  afforded  (i) the opportunity  to ask such  questions as it has deemed  necessary of, and to receive answers from,  representatives of the Company concerning the terms and  conditions  of the offering of the Shares and the merits and risks of investing in the Securities;  (ii) access to information about the Company

                                       13

      and the Subsidiaries and their respective financial condition,  results of operations,  business, properties,  management and prospects sufficient to enable it to evaluate its investment;  and (iii) the opportunity to obtain such  additional  information  that the Company  possesses  or can acquire without  unreasonable  effort  or  expense  that is  necessary  to make an informed investment decision with respect to the investment.  Neither such inquiries  nor any other  investigation  conducted by or on behalf of such
      Purchaser or its representatives or counsel shall modify,  amend or affect such Purchaser's right to rely on the truth,  accuracy and completeness of the Disclosure Materials and the Company's  representations and warranties contained in the Transaction Documents.

                 (h) CERTAIN  FEES.  Except for the fees that will be payable by the Company under Section 3.1(t),  such Purchaser has not entered into any agreement  or  arrangement  that  would  entitle  any  broker or finder to compensation  by the  Company in  connection  with the sale of the Company
      Securities to such Purchaser

                 (i)  NO  TAX,  LEGAL  OR  INVESTMENT  ADVICE.   Such  Purchaser
      understands  that  nothing  in the  Transaction  Documents  or  any  other materials  presented to such Purchaser in connection with the purchase and sale of the Securities  constitutes tax, legal, or investment advice. Such
      Purchaser has consulted such tax, legal, and investment advisors as it, in its sole  discretion,  has deemed  necessary or  appropriate in connection with its purchase of Securities.

                 (j) Such Purchaser  represents and warrants that it is aware of the  following  Telephone  Interpretation  in the SEC  Manual of  Publicly
      Available Telephone Interpretations (July 1997):

                 A.65. Section 5

                 An issuer filed a Form S-3 registration statement for
                 a secondary offering of common stock which is not yet
                 effective.  One of the selling shareholders wanted to
                 do a short sale of common stock "against the box" and
                 cover the short sale with registered shares after the
                 effective date. The issuer was advised that the short
                 sale  could  not  be  made  before  the  registration
                 statement  becomes  effective,   because  the  shares
                 underlying  the short  sale are  deemed to be sold at
                 the time such sale is made.  There would,  therefore,
                 be a  violation  of  Section  5 if  the  shares  were
                 effectively sold prior to the effective date.

                 (k) Such Purchaser  represents and warrants that, in connection with its purchase of the  Securities,  it has complied with all applicable provisions of the Act, the rules and  regulations  promulgated  by the SEC thereunder, including Regulation M, and applicable state securities laws.

            The Company  acknowledges  and agrees that each  Purchaser  does not make or has not made any  representations  or  warranties  with  respect  to the transactions contemplated hereby other than those specifically set forth in this
Section 3.2.

                                       14

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

            4.1 TRANSFER RESTRICTIONS.

                 (a) The Securities  may only be disposed of in compliance  with state and federal  securities  laws,  including  pursuant to an  exemption therefrom.  In connection  with any transfer of the Securities  other than pursuant to an effective registration statement, pursuant to paragraph (k)
      of  Rule  144,  to the  Company,  to an  Affiliate  of a  Purchaser  or in
      connection with a pledge as  contemplated  in Section 4.1(b),  the Company may require the transferor thereof to provide to the Company an opinion of counsel  selected  by the  transferor,  the  form and  substance  of which opinion shall be  reasonably  satisfactory  to the Company,  to the effect that such  transfer  does not  require  registration  of such  transferred
      Securities under the Securities Act. As a condition of transfer,  any such transferee  shall  agree  in  writing  to be  bound  by the  terms of this
      Agreement  and shall have the rights of a Purchaser  under this  Agreement and the Registration Rights Agreement.

                 (b)  The  Purchasers  agree  to the  imprinting,  so long as is required by this Section  4.1(b),  of a legend on any of the Securities in the following form:

                 THESE  SECURITIES  HAVE NOT BEEN  REGISTERED WITH THE
                 SECURITIES AND EXCHANGE  COMMISSION OR THE SECURITIES
                 COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION
                 FROM  REGISTRATION  UNDER THE SECURITIES ACT OF 1933,
                 AS AMENDED (THE "SECURITIES ACT"), AND,  ACCORDINGLY,
                 MAY NOT BE  OFFERED  OR SOLD  EXCEPT  PURSUANT  TO AN
                 EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES
                 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN
                 A  TRANSACTION  NOT  SUBJECT  TO,  THE   REGISTRATION
                 REQUIREMENTS  OF THE SECURITIES ACT AND IN ACCORDANCE
                 WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY
                 A LEGAL OPINION OF COUNSEL TO THE  TRANSFEROR TO SUCH
                 EFFECT,  THE  SUBSTANCE OF WHICH SHALL BE  REASONABLY
                 ACCEPTABLE TO THE COMPANY.  THESE  SECURITIES  MAY BE
                 PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT
                 WITH A REGISTERED  BROKER-DEALER OR OTHER LOAN WITH A
                 FINANCIAL   INSTITUTION   THAT   IS  AN   "ACCREDITED
                 INVESTOR"   AS  DEFINED  IN  RULE  501(a)  UNDER  THE
                 SECURITIES ACT.

                 The Company  acknowledges  and agrees that a Purchaser may from time to time pledge  and/or grant a security  interest  pursuant to a bona fide margin agreement in a bona fide margin account and, if required under the terms of such  arrangement,  agreement or account,  such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties.
      Such a pledge or transfer  would not be subject to approval of the Company and no legal  opinion of legal  counsel of the pledgee,  secured  party or pledgor  shall  be  required  in  connection  therewith.  However,  at the discretion  of  the  Company,  such  legal  opinion  may  be  required  in connection with a subsequent  transfer  following default by the Purchaser transferee of the pledge.  No notice shall be required of such pledge.  At

                                       15

      the appropriate  Purchaser's expense, the Company will execute and deliver such reasonable  documentation as a pledgee or secured party of Securities may  reasonably  request in  connection  with a pledge or  transfer of the
      Securities,  including,  if the  Securities  are  subject to  registration pursuant to the Registration Rights Agreement,  the preparation and filing of any  required  prospectus  supplement  under Rule  424(b)(3)  under the
      Securities  Act or other  applicable  provision of the  Securities  Act to appropriately amend the list of Selling Stockholders thereunder.

                 (c)  Certificates  evidencing  the Shares shall not contain any legend  (including  the legend set forth in Section  4.1(b)),  (i) while a registration statement (including the Registration Statement) covering the resale of such  security is effective  under the  Securities  Act, or (ii)
      following  any sale of such Shares  pursuant to Rule 144, or (iii) if such
      Shares are eligible for sale under Rule 144(k),  or (iv) if such legend is
      not  required  under   applicable   requirements  of  the  Securities  Act
      (including judicial interpretations and pronouncements issued by the Staff of the  Commission).  The Company shall cause its counsel to issue a legal opinion to the Company's  transfer agent promptly after the Effective Date if required by the Company's  transfer  agent to effect the removal of the legend hereunder.  The Company agrees that following the Effective Date or at such time as such  legend  is no longer  required  under  this  Section
      4.1(c),  it will, no later than three Trading Days  following the delivery by a  Purchaser  to the  Company  or the  Company's  transfer  agent  of a certificate  representing  Shares,  as  the  case  may  be,  issue  with a restrictive  legend (such date,  the "LEGEND  REMOVAL  DATE"),  deliver or cause to be delivered to such  Purchaser a certificate  representing  such
      Securities  that is free  from all  restrictive  and  other  legends.  The
      Company may not make any notation on its records or give  instructions  to any  transfer  agent of the  Company  that  enlarge  the  restrictions  on transfer set forth in this Section.

                 (d) Each  Purchaser,  severally  and not jointly with the other
      Purchasers,  agrees  that  the  removal  of the  restrictive  legend  from certificates  representing  Securities as set forth in this Section 4.1 is predicated  upon the Company's  reliance that the Purchaser  will sell any
      Securities  pursuant  to  either  the  registration  requirements  of  the
      Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

            4.2  FURNISHING OF  INFORMATION.  As long as any Purchaser  owns the
Securities,  the  Company  covenants  to timely  file (or obtain  extensions  in respect  thereof  and file  within the  applicable  grace  period)  all  reports required  to be filed by the  Company  after  the date  hereof  pursuant  to the
Exchange  Act.  Upon the request of any such holder of  Securities,  the Company shall  deliver  to such  holder a  written  certification  of a duly  authorized officer as to whether it has complied  with the preceding  sentence.  As long as any Purchaser  owns  Securities,  if the Company is not required to file reports pursuant to such laws,  it will prepare and furnish to the  Purchasers  and make publicly  available  in  accordance  with Rule  144(c)  such  information  as is required for the Purchasers to sell the  Securities  under Rule 144. The Company further  covenants  that it will  take  such  further  action  as any  holder of
Securities may reasonably request,  all to the extent required from time to time to enable such Person to sell such  Securities  without  registration  under the
Securities Act within the limitation of the exemptions provided by Rule 144.

            4.3  INTEGRATION.  The  Company  shall not  sell,  offer for sale or solicit  offers to buy or  otherwise  negotiate  in respect of any  security (as defined in Section 2 of the  Securities  Act) that would be integrated  with the

                                       16

offer or sale of the Securities in a manner that would require the  registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules  and  regulations  of any  Trading  Market  such  that  it  would  require shareholder  approval  prior to the  closing  of such other  transaction  unless
shareholder   approval  is  obtained  before  the  closing  of  such  subsequent transaction.

            4.4 FURTHER ISSUANCES.  Except as otherwise contemplated herein, the
Company will not issue,  sell, offer or agree to sell, or otherwise  dispose of, directly or indirectly, securities of the Company that are substantially similar to the Common Stock or any  securities  convertible  into,  or  exercisable,  or exchangeable  for, Common Stock; or publicly announce an intention to effect any such  transaction,  during the period  beginning as of the Closing and ending on the date which is the later to occur of (a) 120 days  following the Closing Date and (b) the Effective Date (as defined in the  Registration  Rights  Agreement);
provided,  however,  that the Company may (i) issue Common Stock pursuant to any stock option plan,  stock option  agreement,  stock  ownership  plan or dividend reinvestment plan of the Company that is currently in effect and is disclosed in the SEC  Reports  or in  SECTION  4.4 of the  Disclosure  Schedules;  (ii) issue options to  purchase  Common  Stock  pursuant  to any stock  option plan that is currently in effect and is disclosed in the SEC Reports or in SECTION 4.4 of the
Disclosure  Schedules;  (iii) issue Common Stock issuable upon the conversion of securities or the exercise of warrants  outstanding  at the Closing;  (iv) issue
Common Stock or any other security  substantially similar to the Common Stock to a seller in connection with an acquisition  transaction,  and (v) engage in such other transactions, if any, agreed in writing by the Lead Purchaser.

            4.5 SECURITIES  LAWS  DISCLOSURE;  PUBLICITY.  The Company shall, by
8:30 a.m. Eastern time on the Business Day following the date of this Agreement, issue a press  release  or file a  Current  Report  on Form  8-K,  in each  case reasonably acceptable to each Purchaser disclosing the transactions contemplated hereby and make such other  filings and notices in the manner and time  required by the Commission.  The Company and each Purchaser shall consult with each other in issuing any press  releases  with  respect to the  transactions  contemplated hereby,  and neither the  Company nor any  Purchaser  shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser,  or without the prior  consent  of each  Purchaser,  with  respect  to any press  release of the
Company,  which  consent  shall not  unreasonably  be  withheld,  except if such disclosure is required by law, in which case the disclosing party shall promptly provide  the  other  party  with  prior  notice  of  such  public  statement  or communication.  Notwithstanding  the  foregoing,  the Company shall not publicly disclose the name of any Purchaser,  or include the name of any Purchaser in any filing with the Commission or any regulatory  agency or Trading Market,  without the prior written consent of such  Purchaser,  except (i) as required by federal securities law in connection with the registration statement contemplated by the
Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading  Market  regulations,  in which case the Company shall provide the Purchasers  with prior notice of such  disclosure  permitted under subclause
(i) or (ii).  Subject to the  foregoing,  neither the Company nor any  Purchaser shall issue any press  releases or any other public  statements  with respect to the transactions contemplated hereby; provided,  however, that the Company shall be  entitled,  without the prior  approval of any  Purchaser,  to make any press release or other  public  disclosure  with respect to such  transactions  (i) in substantial  conformity with the 8-K Filing and contemporaneously  therewith and
(ii) as is required by applicable law and regulations (provided that in the case

                                       17

of clause (i) each  Purchaser  shall be consulted  by the Company in  connection with any such press release or other public disclosure prior to its release).

            4.6  SHAREHOLDERS  RIGHTS PLAN. No claim will be made or enforced by the Company or any other  Person that any  Purchaser  is an  "Acquiring  Person"
under any  shareholders  rights plan or similar plan or arrangement in effect or hereafter  adopted  by the  Company,  or that any  Purchaser  could be deemed to trigger the provisions of any such plan or  arrangement,  by virtue of receiving
Securities under the Transaction  Documents or under any other agreement between the Company and the Purchasers.

            4.7 NON-PUBLIC  INFORMATION.  The Company  covenants and agrees that neither it nor any other Person  acting on its behalf will provide any Purchaser or its  agents  or  counsel  with  any  information  that the  Company  believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be  relying  on the  foregoing  representations  in  effecting  transactions  in securities of the Company.

            4.8 USE OF  PROCEEDS.  Except  as set  forth in  SECTION  4.8 of the
Disclosure  Schedules,  the Company  shall use the net proceeds from the sale of the Securities  hereunder for the development of a video lottery  terminal (VLT)
facility in the  existing  grandstand  at  Monticello  Raceway,  pre-development expenses  for a  Native  American  casino,  fees  and  expenses  related  to the
transactions   contemplated  by  this  Agreement  and  the  Registration  Rights
Agreement and for working capital and general corporate purposes,  provided that
such  net  proceeds   shall  not  be  used  to  redeem  any  Company  equity  or equity-equivalent  securities  or  to  settle  any  outstanding  litigation.  In addition,  the  Company may use a portion of the  proceeds to repay  outstanding indebtedness,  including but not limited to indebtedness  under (i) the Loan and
Security Agreement between Monticello Raceway Management, Inc. and The Berkshire
Bank,  dated as of  October  29,  2003,  in the  aggregate  principal  amount of
$3,500,000, which unpaid principal balance bears interest at a per annum rate of
8.75%, will mature on November 1, 2005 and is subject to a prepayment penalty of
2.5% and (ii) the 7% subordinated  promissory notes, in the aggregate  principal amount of  $5,072,856.84  issued to The Bryanston Group and Beatrice  Tollman on
January 9, 2004, which notes mature in six-month  increments  (varying in amount from  13.33% to 26.67% of the note  amount)  beginning  on  January  9, 2005 and ending on January 9, 2007.

            4.9 REIMBURSEMENT. If any Purchaser becomes involved in any capacity in any  Proceeding by or against any Person who is a stockholder  of the Company
(except as a result of sales, pledges,  margin sales and similar transactions by such Purchaser to or with any current  stockholder),  solely as a result of such
Purchaser's acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses  (including the cost of any  investigation  preparation and travel in connection  therewith)
incurred  in  connection   therewith,   as  such  expenses  are  incurred.   The
reimbursement  obligations  of the  Company  under  this  paragraph  shall be in addition to any  liability  which the Company may otherwise  have,  shall extend upon the same terms and  conditions to any  Affiliates of the Purchasers who are actually  named in such  action,  proceeding  or  investigation,  and  partners, directors,  agents,  employees and controlling persons (if any), as the case may be, of the  Purchasers  and any such  Affiliate,  and shall be binding  upon and
inure  to  the  benefit  of  any   successors,   assigns,   heirs  and  personal

                                       18

representatives  of the Company,  the  Purchasers and any such Affiliate and any such Person.  The Company also agrees that neither the  Purchasers  nor any such
Affiliates,  partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company  solely as a result of acquiring  the  Securities  under this Agreement.

            4.10  INDEMNIFICATION OF PURCHASERS.  The Company will indemnify and hold the  Purchasers  and their  directors,  officers,  shareholders,  partners, employees  and agents  (each,  a "PURCHASER  PARTY")  harmless  from any and all losses,  liabilities,  obligations,  claims,  contingencies,  damages, costs and expenses, including all judgments, amounts paid in settlements,  court costs and reasonable  attorneys' fees and costs of  investigation  that any such Purchaser
Party  may   suffer  or  incur  as  a  result  of  or   relating   to:  (a)  any
misrepresentation,   breach  or  inaccuracy,  of  any  of  the  representations, warranties,  covenants or agreements made by the Company in this Agreement or in the  other  Transaction  Documents;  or (b) any cause of  action,  suit or claim brought or made against such Purchaser Party and arising solely out of or solely resulting  from the  execution,  delivery,  performance  or  enforcement of this
Agreement or any of the other Transaction Documents and without causation by any other activity, obligation, condition or liability pertaining to such Purchaser.
The Company will reimburse  such  Purchaser for its  reasonable  legal and other expenses  (including the cost of any  investigation,  preparation  and travel in connection  therewith)  incurred in connection  therewith,  as such expenses are incurred.

            4.11 RESERVATION OF COMMON STOCK. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive  rights, a sufficient number of shares of Common Stock for the  purpose of  enabling  the  Company  to issue  Shares  pursuant  to this
Agreement.

            4.12  LISTING OF COMMON  STOCK.  The  Company  hereby  agrees to use commercially  reasonably  efforts to maintain the listing of the Common Stock on the Trading Market, and as soon as reasonably  practicable following the Closing
(but not later than the earlier of the Effective Date and the first  anniversary of the  Closing  Date) to list all of the  Shares  on the  Trading  Market.  The
Company further  agrees,  if the Company applies to have the Common Stock traded on any other  Trading  Market,  it will include in such  application  all of the
Shares,  and will take such other  action as is  necessary  or  desirable in the opinion of the Purchasers to cause the Shares to be listed on such other Trading
Market as promptly as  possible.  The  Company  will take all action  reasonably necessary  to continue  the listing and trading of its Common Stock on a Trading
Market and will comply in all respects with the Company's reporting,  filing and other obligations under the bylaws or rules of the Trading Market.

                                   ARTICLE V.
                                  MISCELLANEOUS

            5.1  FEES  AND  EXPENSES.  Except  as  otherwise  set  forth in this
Agreement, each party shall pay the fees and expenses of its advisers,  counsel, accountants and other experts,  if any, and all other expenses  incurred by such
party  incident  to  the  negotiation,   preparation,  execution,  delivery  and
performance of this  Agreement.  The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

                                       19

            5.2 ENTIRE AGREEMENT.  The Transaction Documents,  together with the exhibits and schedules thereto,  contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

            5.3  NOTICES.  Any  and  all  notices  or  other  communications  or deliveries  required or permitted to be provided  hereunder  shall be in writing and  shall be deemed  given and  effective  on the  earliest  of (a) the date of transmission,  if such notice or communication is delivered via facsimile at the facsimile  number set forth on the signature pages attached hereto prior to 6:30
p.m.  (New York City time) on a Trading  Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile  number set forth on the signature  pages attached  hereto on a day that is not a Trading  Day or later  than 6:30 p.m.  (New York City time) on any Trading Day, (c) the second  Trading Day following  the date of mailing,  if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is  required  to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

            5.4  AMENDMENTS;  WAIVERS.  No  provision of this  Agreement  may be waived  or  amended  except in a written  instrument  signed,  in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom  enforcement  of any such waiver is sought.  No waiver of any default  with  respect  to any  provision,  condition  or  requirement  of  this
Agreement shall be deemed to be a continuing waiver in the future or a waiver of any  subsequent  default  or a  waiver  of any  other  provision,  condition  or requirement  hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

            5.5  CONSTRUCTION.  The headings herein are for convenience only, do not  constitute  a part of this  Agreement  and  shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language  chosen by the parties to express their mutual intent, and no rules of strict  construction  will be applied  against  any party.  This
Agreement  shall be  construed  as if  drafted  jointly by the  parties,  and no presumption or burden of proof shall arise favoring or disfavoring  any party by virtue of the  authorship  of any  provisions  of this  Agreement  or any of the
Transaction Documents.

            5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted  assigns.
The Company may not assign this Agreement or any rights or obligations hereunder without the prior written  consent of each  Purchaser.  Any Purchaser may assign any or all of its  rights  under  this  Agreement  to any  Person  to whom  such
Purchaser  assigns or transfers any Securities,  provided such transferee agrees in  writing to be bound,  with  respect to the  transferred  Securities,  by the provisions hereof that apply to the "Purchasers".

            5.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties  hereto and their  respective  successors  and  permitted assigns and is not for the benefit of, nor may any provision  hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

                                       20

            5.8  GOVERNING  LAW.  All  questions  concerning  the  construction, validity,  enforcement and interpretation of the Transaction  Documents shall be governed by and construed  and enforced in accordance  with the internal laws of the State of New York,  without  regard to the  principles  of  conflicts of law
thereof.   Each  party  agrees  that  all  legal   proceedings   concerning  the
interpretations,  enforcement  and defense of the  transactions  contemplated by this Agreement and any other  Transaction  Documents  (whether brought against a party hereto or its respective affiliates,  directors,  officers,  shareholders, employees  or agents)  shall be commenced  exclusively  in the state and federal courts  sitting in the City of New York.  Each party hereto  hereby  irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute  hereunder or in connection herewith or with any transaction  contemplated hereby or discussed herein  (including with respect to the enforcement of the any of the Transaction
Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action  or  proceeding,  any  claim  that it is not  personally  subject  to the jurisdiction  of any such  court,  that  such  suit,  action  or  proceeding  is improper.  Each party  hereto  hereby  irrevocably  waives  personal  service of process  and  consents  to  process  being  served in any such  suit,  action or proceeding  by  mailing a copy  thereof  via  registered  or  certified  mail or overnight  delivery  (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient  service of process and notice  thereof.  Nothing contained  herein shall be deemed to limit in any way any right to serve process in any manner  permitted by law. Each party hereto  (including  its  affiliates, agents,  officers,  directors and employees) hereby  irrevocably  waives, to the fullest extent  permitted by applicable  law, any and all right to trial by jury in any legal  proceeding  arising out of or relating  to this  Agreement  or the transactions  contemplated  hereby.  If either party shall commence an action or proceeding  to  enforce  any  provisions  of a  Transaction  Document,  then the prevailing  party in such action or proceeding  shall be reimbursed by the other party for its  attorneys  fees and other costs and  expenses  incurred  with the investigation, preparation and prosecution of such action or proceeding.

            5.9  SURVIVAL.  The  representations,   warranties,  agreements  and
covenants contained herein shall survive the Closing and delivery of the Shares.

            5.10  EXECUTION.  This  Agreement  may be  executed  in two or  more counterparts,  all of which when taken  together shall be considered one and the same agreement and shall become effective when  counterparts have been signed by each party and  delivered  to the other  party,  it being  understood  that both parties need not sign the same  counterpart.  In the event that any signature is delivered by facsimile  transmission,  such  signature  shall create a valid and binding  obligation of the party executing (or on whose behalf such signature is executed)  with the same force and effect as if such  facsimile  signature  page were an original thereof.

            5.11 SEVERABILITY.  If any provision of this Agreement is held to be invalid or unenforceable in any respect,  the validity and enforceability of the remaining  terms  and  provisions  of  this  Agreement  shall  not in any way be affected or impaired  thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor,  and upon so agreeing, shall incorporate such substitute provision in this Agreement.

            5.12  REPLACEMENT  OF SECURITIES.  If any  certificate or instrument evidencing any Securities is mutilated,  lost, stolen or destroyed,  the Company shall  issue or cause to be issued in  exchange  and  substitution  for and upon

                                       21

cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument,  but only upon receipt of evidence reasonably satisfactory to the
Company  of such  loss,  theft  or  destruction  and  customary  and  reasonable indemnity,  if requested.  The  applicants  for a new  certificate or instrument under  such  circumstances  shall  also  pay any  reasonable  third-party  costs associated with the issuance of such replacement Securities.

            5.13 REMEDIES.  In addition to being entitled to exercise all rights provided herein or granted by law,  including  recovery of damages,  each of the
Purchasers  and the Company will be entitled to specific  performance  under the
Transaction  Documents.  The  parties  agree that  monetary  damages  may not be adequate  compensation  for  any  loss  incurred  by  reason  of any  breach  of obligations  described in the  foregoing  sentence and hereby agrees to waive in any action for specific  performance  of any such  obligation the defense that a remedy at law would be adequate.

            5.14  PAYMENT  SET ASIDE.  To the extent  that the  Company  makes a payment or payments to any Purchaser  pursuant to any Transaction  Document or a
Purchaser  enforces or  exercises  its rights  thereunder,  and such  payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated,  declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company,  a trustee,  receiver or any other person under any law
(including, without limitation, any bankruptcy law, state or federal law, common law or equitable  cause of action),  then to the extent of any such  restoration the  obligation  or part thereof  originally  intended to be satisfied  shall be revived and  continued  in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            5.15 INDEPENDENT  NATURE OF PURCHASERS'  OBLIGATIONS AND RIGHTS. The
obligations of each Purchaser under any Transaction Document are several and not joint with the  obligations of any other  Purchaser,  and no Purchaser  shall be responsible  in any way for the  performance  of the  obligations  of any  other
Purchaser under any Transaction  Document.  Nothing  contained  herein or in any
Transaction  Document,  and no action taken by any Purchaser  pursuant  thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint  venture  or any other kind of entity,  or create a  presumption  that the
Purchasers  are in any way acting in concert or as a group with  respect to such obligations or the transactions  contemplated by the Transaction Document.  Each
Purchaser  shall be  entitled to  independently  protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other  Transaction  Documents,  and it shall not be necessary  for any other
Purchaser  to be  joined  as an  additional  party  in any  proceeding  for such purpose.  Each  Purchaser was  introduced to the Company by Jefferies & Company,
Inc.,  which has acted solely as placement agent for the Company and not for any
Purchaser. Each Purchaser has been represented by its own separate legal counsel in their review and  negotiation of the  Transaction  Documents.  For reasons of administrative convenience only, certain Purchasers and their respective counsel have chosen to communicate  with the Company through  Jefferies & Company,  Inc.
and its counsel.  Counsel to Jefferies & Company,  Inc.  does not  represent the
Purchasers  or the Company but only  Jefferies & Company,  Inc.  The Company has elected to provide all Purchasers with the same terms and Transaction  Documents for the  convenience of the Company and not because it was required or requested to do so by the Purchasers.

                                       22

                                   ARTICLE VI
                                   CONDITIONS

            6.1  CONDITIONS  TO  CLOSING  OF THE  PURCHASERS.  Each  Purchaser's
obligation  to  purchase  the  Securities  at  the  Closing  is  subject  to the satisfaction, or waiver by such Purchaser, of the following conditions:

                (a)  REPRESENTATIONS  AND WARRANTIES.  The  representations  and warranties  of the Company set forth in this  Agreement  shall be true and correct as of the date of this  Agreement and shall be true and correct in all material  respects  (except for those qualified as to materiality or a
      Material  Adverse  Effect,  which  shall  be true and  correct)  as of the
      Closing  Date (except to the extent that such  representation  or warranty speaks of an earlier date, in which case such  representation  or warranty shall be true and correct in all material  respects (or if qualified as to materiality  or a Material  Adverse  Effect,  true and correct) as of such date) as though made on and as of the Closing Date.

                (b)  PERFORMANCE OF  OBLIGATIONS  OF COMPANY.  The Company shall have  performed in all  material  respects all  agreements  and  covenants required to be  performed  by it under this  Agreement  on or prior to the
      Closing Date.

                (c) REGULATORY  APPROVALS.  The Company and each Purchaser shall have received all requisite approvals  (including all required findings of suitability).

                (d) NASD FILING.  The Company shall have filed with the National
      Association  of  Securities  Dealers,  a  Notification  Form:  Listing  of
      Additional Shares with respect to the Shares.

                (e) NO  SUSPENSION  OF  TRADING.  From  the date  hereof  to the
      Closing Date, trading in the Common Stock shall not have been suspended by the Commission  (except for any suspension of trading of limited  duration agreed to by the Company,  which  suspension  shall be terminated prior to the  Closing),  and,  at any time prior to the  Closing  Date,  trading in securities  generally as reported by Bloomberg Financial Markets shall not have been  suspended  or limited,  or minimum  prices  shall not have been established on securities whose trades are reported by such service, or on any Trading  Market,  nor shall a banking  moratorium  have been  declared either by the United States or New York State authorities.

                (f)  LOCK-UP   AGREEMENTS.   The  "lock-up"   agreements,   each
      substantially in the form of EXHIBIT C hereto,  between the Purchasers and each of the executive  officers,  directors and  Affiliates of the Company relating to sales and certain other dispositions of shares of Common Stock or certain  other  securities,  shall have been  executed and copies shall have been delivered to the Purchasers and such agreements shall be in full force and effect on the Closing Date.

            6.2 CONDITIONS TO CLOSING OF THE COMPANY.  The Company's  obligation to issue and sell the Securities at the Closing is subject to the  satisfaction, or waiver by the Company, of the following conditions:

                (a)  REPRESENTATIONS  AND WARRANTIES.  The  representations  and warranties of each Purchaser set forth in this Agreement shall be true and correct as of the date of this  Agreement and shall be true and correct in

                                       23

      all  material  respects as of the Closing  Date (except to the extent that such  representation  or warranty speaks of an earlier date, in which case such  representation or warranty shall be true and correct in all material respects as of such date) as though made on and as of the Closing Date.

                (b)  PERFORMANCE OF OBLIGATIONS OF THE  PURCHASERS.  Each of the
      Purchasers  shall have  performed in all material  respects all agreements and  covenants  required to be performed by it under this  Agreement on or prior to the Closing Date.

                (c) REGULATORY  APPROVALS.  The Company and each Purchaser shall have received all requisite approvals  (including all required findings of suitability).

                (d) NASD FILING.  The Company shall have filed with the National
      Association  of  Securities  Dealers,  a  Notification  Form:  Listing  of
      Additional Shares with respect to the Shares.

                            (Signature Page Follows)

                                       2

            IN WITNESS  WHEREOF,  the parties hereto have caused this Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

EMPIRE RESORTS, INC.                                 Address for Notice:
                                                     ------------------

By:_____________________________________
Name:                                                Attn:
Title:                                               Tel:
                                                     Fax:

With copy to (which shall not constitute notice):

Attn:
Tel:
Fax:

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

                                       25

            IN WITNESS  WHEREOF,  the  undersigned  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

_____________________________                        Address for Notice:
[Print Name of Purchaser]                            ------------------

By:  __________________________
        Name:
        Title:

Subscription Amount:  $_________________
Shares:_____________________

                           [SIGNATURE PAGE CONTINUED]

                                       26

                                                                       Exhibit C

                            FORM OF LOCK-UP AGREEMENT

                                                                January 23, 2004

[PURCHASERS]
[          ]
[          ]

Re:   Empire Resorts, Inc.

Ladies and Gentlemen:

            The  undersigned  understands  that certain  purchasers have entered into a Securities  Purchase  Agreement  (the "PURCHASE  AGREEMENT")  with Empire
Resorts, Inc., a Delaware corporation (the "COMPANY") providing for the offering
(the "OFFERING") by the several  Purchasers of certain shares of Common Stock of the Company ("COMMON  STOCK").  Capitalized  terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

            In  consideration  of the  Purchasers'  agreement  to  purchase  the
Shares, and for other good and valuable consideration receipt of which is hereby acknowledged,  the  undersigned  hereby  agrees that,  without the prior written
consent  of  Purchasers   representing  at  least  66.67%  in  interest  of  all
Purchasers,  the  undersigned  will not, during the period from the date of this
Agreement  through (and  including)  the later to occur of (a) the date 120 days after the Closing  under the  Purchase  Agreement  (the  "Closing")  and (b) the
Effective Date (as defined in the  Registration  Rights Agreement dated the date of the Purchase  Agreement,  between the Purchaser and the Company),  (1) offer, pledge,  announce the intention to sell, sell, contract to sell, sell any option or  contract to  purchase,  purchase  any option or contract to sell,  grant any option,  right or warrant to  purchase,  or  otherwise  transfer  or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into  or  exercisable  or  exchangeable  for  Common  Stock  (including  without limitation,  Common  Stock which may be deemed to be  beneficially  owned by the undersigned in accordance  with the rules and  regulations of the Securities and
Exchange  Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common
Stock,  whether any such transaction  described in clause (1) or (2) above is to be settled by  delivery  of Common  Stock or such other  securities,  in cash or otherwise.  In addition,  the undersigned agrees that, without the prior written
consent  of  Purchasers   representing  at  least  66.67%  in  interest  of  all
Purchasers,  it will not,  during  the  period  from the date of this  Agreement through (and  including)  the date 180 days after the date of the Closing,  make

                                      B-1

any demand for or exercise  any right with respect to, the  registration  of any shares  of Common  Stock or any  security  convertible  into or  exercisable  or exchangeable for Common Stock.

            In furtherance of the foregoing, the Company, and any duly appointed transfer  agent for the  registration  or transfer of the  securities  described herein,  are hereby  authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

            The undersigned  hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement.  All authority herein  conferred  or  agreed  to  be  conferred  and  any  obligations  of  the undersigned  shall be binding upon the  successors,  assigns,  heirs or personal representatives of the undersigned.

            Whether or not the Closing  actually  occurs  depends on a number of factors,  including but not limited to certain conditions outside the control of the Company and the Purchasers.

            The undersigned understands that, if the Purchase Agreement does not become  effective,  or if the  Purchase  Agreement  (other  than the  provisions thereof which survive  termination)  shall  terminate or be terminated  prior to payment  for  and  delivery  of the  Common  Stock  to be sold  thereunder,  the undersigned shall be released from all obligations under this Letter Agreement

            The  undersigned  understands  that the Purchasers are entering into the Purchase Agreement in reliance upon this Letter Agreement.

            This  lock-up  agreement  shall  be  governed  by and  construed  in accordance  with  the laws of the  State  of New  York,  without  regard  to the conflict of laws principles thereof.

                                Very truly yours,

                                [NAME OF STOCKHOLDER]

                                By: _______________________
                                    Name:
                                    Title: